SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                                     PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date  of  Report  (Date  of  earliest  event  reported)     JULY  10,  2002



                          SCORES HOLDING COMPANY INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



              UTAH                   0-16665               87-0426358
--------------------------------  -----------------   --------------------
State or other jurisdiction       (Commission File       (IRS Employer
of incorporation or organization)      Number)        Identification No.)


                           150 E. 58TH STREET, NEW YORK, NY 10022
                 ------------------------------------------------------
                   (Address of principal executive offices)(Zip Code)

                                   (212)  421-8480
               ---------------------------------------------------------
               (Registrants  Telephone  Number,  Including  Area  Code)

                        THE INTERNET ADVISORY CORPORATION
                 ---------------------------------------------
                  (Former Name If Changed since Last Report.)

ITEM  2.     ACQUISITIONS  OR  DISPOSITION  OF  ASSETS

     On July 10, 2002 Registrant transferred its data center assets located at 2455 East Sunrise Blvd., Fort Lauderdale, Florida 33304 to Worldwide Connect, Inc. (WCI), a Nevada corporation, pursuant to an installment sale arrangement between Registrant, WCI, and Lonnie Divine, the principal of WCI. The assets consist of bay routers and computer hardware equipment previously utilized by Registrant in its Internet operations. In connection with the sale, WCI will make 24 monthly installment payments to Registrant in the aggregate amount of $200,000 followed by a nominal payment of $100 to complete the purchase. The value of the assets was determined through arms length negotiations between the parties. The sale of the data center assets concludes Registrants Internet related business and allows Registrant to devote all of its resources to its proposed adult entertainment business utilizing the Scores brand name. The asset sale transaction was effected through the execution of a July 2, 2002 Agreement to Execute Management Agreement and Option to Purchase and a July 2, 2002 Management Agreement among Registrant, WCI and Lonnie Divine, as prepared for Registrant by special Florida counsel. The obligation of WCI to pay the purchase price to Registrant is represented by a July 2, 2002 $200,000 promissory note (the Note) of WCI and Lonnie Divine. Payment on the Note is partially secured by certain real estate with an appraised value of between $150,000 and $155,000, pledged by Mr. Divine and transferred to his attorney pending payment in full on the Note. Registrant is presently negotiating to have the lease respecting the data center premises assigned directly to WCI. To the extent it is unable to do so, Registrant will remain liable to pay rent for the remaining term of the lease, which expires on February 28, 2003.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

7(c)     Exhibits.

10.1 Agreement to Execute Management Agreement and Option to Purchase dated July 2, 2002 by and among Registrant, Worldwide Connect Inc., a Nevada corporation and Lonnie Divine.

10.2 Management Agreement dated July 2, 2002 by and among Registrant, Worldwide Connect, Inc., a Nevada corporation, and Lonnie Divine.

10.3 Promissory Note dated July 2, 2002 by and among Registrant, Worldwide Connect, Inc., a Nevada corporation and Lonnie Divine.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SCORES  HOLDING  COMPANY  INC.



Dated:  July  24,  2002               By:  /s/ Richard Goldring
                                           --------------------
                                           Richard  Goldring
                                           President & Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.                      Name of Document                                 Page
------------                   ---------------------                             ------
10.1     Agreement  to Execute Management Agreement and Option to
         Purchase dated July  2,  2002  by  and  among  Registrant,
         Worldwide  Connect  Inc.,  a Nevada corporation and Lonnie Divine.          5

10.2     Management  Agreement  dated  July  2,  2002  by  and among Registrant,
         Worldwide Connect, Inc., a Nevada corporation, and Lonnie Divine.          15

10.3     Promissory  Note  dated July 2, 2002 by and among Registrant, Worldwide
         Connect, Inc., a Nevada corporation and Lonnie Divine.                     21









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